UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $2,760.00 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on September 30, 2025, SHF Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors party thereto (the “Buyers”) pursuant to which, subject to the terms and conditions set forth therein, the Company agreed to issue and sell to the Buyers an aggregate of 31,052 shares of the Company’s Series B Convertible Preferred Stock, $0.0001 par value per share (the “Series B Preferred Stock”), and related warrants. In connection with the execution of the Purchase Agreement, the Company entered into a Registration Rights Agreement on September 30, 2025 with each Buyer (the “Registration Rights Agreement”).

As previously disclosed, on October 22, 2026, the conversion price of the Series B Preferred Stock was reduced to $0.1210 per share (the “Conversion Price Adjustment”) pursuant to the stock combination adjustment provision of the Certificate of Designations of Rights and Preferences of the Series B Preferred Stock (the “Certificate of Designations”). As a result of the Conversion Price Adjustment, the Company became obligated to file a registration statement (the “Additional Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale additional shares of its Class A common stock, par value $0.0001 per share (the “Common Stock”), under the terms of the Registration Rights Agreement on or before November 6, 2026 (the “Filing Deadline”).

On November 6, 2026, the Company and CREO Investments LLC, in its capacity as the Required Holder (as defined in the Purchase Agreement), entered into a Required Holder Waiver (the “Waiver”), pursuant to which the Required Holder agreed to waive, in part, (i) Section 2(d) of the Registration Rights Agreement, solely with respect to the Additional Registration Statement, such that the Filing Deadline was extended to November 13, 2026 and the Effectiveness Deadline (as defined in the Registration Rights Agreement) was extended to February 11, 2027 (or March 13, 2027 if the Additional Registration Statement is subject to a full review by the SEC), and (ii) Section 2(e) of the Registration Rights Agreement, solely with respect to the Company’s failure to file the Additional Registration Statement by November 6, 2026. Pursuant to the Waiver, no Filing Failure, Effectiveness Failure or Maintenance Failure (each as defined in the Registration Rights Agreement) is deemed to have occurred with respect to the Company’s failure to file the Additional Registration Statement by the Filing Deadline, and no Registration Delay Payments (as defined in the Registration Rights Agreement) have accrued with respect thereto. The Company intends to file the Additional Registration Statement on or before November 13, 2026, and the Company will use its good faith, commercially reasonable efforts to cause the Additional Registration Statement to be declared effective by the SEC as soon as practicable after the Additional Registration Statement is filed.

The foregoing summaries of the Certificate of Designations, the Purchase Agreement, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Designations, the Purchase Agreement, and the Registration Rights Agreement, copies of which are attached as Exhibits 3.1, 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on October 3, 2025.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on October 20, 2026, the Company received a letter from the listing qualifications department staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was eligible for an additional 180 calendar days, or until April 19, 2027, to regain compliance with Nasdaq’s requirement to maintain a minimum closing bid price of $1.00 per share for its Common Stock, as required by Nasdaq Listing Rule 5550(a)(2) for continued listing on Nasdaq (the “Minimum Bid Price Requirement”), following the expiration of the previously reported initial 180 calendar day period granted to the Company by Nasdaq to regain compliance with the Minimum Bid Price Requirement by October 19, 2026.

On November 11, 2026, the Company received a letter (the “November Letter”) from the Staff notifying the Company that its Common Stock had a closing bid price of $0.10 or less for ten consecutive trading days from October 28, 2026 to November 10, 2026 and that, therefore, the Company is subject to the provisions of Nasdaq Listing Rule 5810(c)(3)(A)(iii). As a result, the November Letter indicated that the Staff has determined to delist the Company’s Common Stock and warrants from Nasdaq. The November Letter also noted that the Company’s warrants are subject to delisting pursuant to Nasdaq Listing Rule 5560(a), which requires the underlying security to be listed in order for the warrants to remain listed on Nasdaq. Accordingly, the Company’s securities will be delisted from Nasdaq, trading of the Company’s securities will be suspended at the opening of business on November 18, 2026 and a Form 25-NSE will be filed by Nasdaq with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company may request a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff’s determination. However, there can be no assurance that the Company would be successful in any appeal or that it will be able to regain compliance with Nasdaq’s listing requirements within the timeframe that may be provided by the Panel, or at all. Pursuant to Nasdaq Listing Rule 5815(a)(1)(B)(ii)(d), a timely request for a hearing will not stay the trading suspension of the Company’s securities.

The Company is considering all available options, including requesting a hearing before the Panel and presenting a plan to regain compliance with the Minimum Bid Price Requirement that includes a commitment to effect a reverse stock split, if necessary. Following the suspension of trading on Nasdaq, the Company’s securities may be quoted on an over-the-counter market; however, there can be no assurance that any such quotation will be available or that an active trading market for the Company’s securities will develop or be sustained.

Notwithstanding the delisting of the Company’s securities from Nasdaq, it remains the intention of the Company to complete its previously announced proposed business combination (the “Proposed Transaction”) with Opifex Media Inc. (“Opifex”).

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed, on September 30, 2025 the Company entered into the Purchase Agreement with the Buyers, pursuant to which, among other things, the Company issued shares of Series B Preferred Stock. On October 30, 2026, the Company disclosed that it had 85,512,985 shares of Common Stock issued and outstanding as of October 30, 2026.

On November 5, 2026, as a result of the issuances described below, the aggregate number of shares of Common Stock, issued to holders of the Series B Preferred Stock in unregistered transactions since October 30, 2026 exceeded five percent (5%) of the total number of shares of Common Stock issued and outstanding as of October 30, 2026. From October 30, 2026 through November 11, 2026, the Company issued a total of 63,247,931 shares of Common Stock upon the conversion of an aggregate of 7,730 shares of Series B Preferred Stock in accordance with the terms of the Certificate of Designations. The shares of Common Stock were issued at a conversion price of $0.1210 per share. The Company received no additional consideration in connection with such conversions. As of November 11, 2026, the Company had 148,760,916 shares of Common Stock issued and outstanding.

The issuances of Common Stock described in this Item 3.02 were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 3(a)(9) of the Securities Act. No commission or other remuneration was paid or given, directly or indirectly, for soliciting the exchanges.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2025, and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the filing and effectiveness of the Additional Registration Statement, the delisting of the Company’s securities from Nasdaq, any hearing before the Panel, the quotation of the Company’s securities on an over-the-counter market, [the Proposed Transaction] and the Company’s intention to cure the bid price deficiency, including by effecting a reverse stock split if necessary. These statements are subject to risks and uncertainties, including those described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and actual results may differ materially. The Company undertakes no obligation to update any forward-looking statement except as required by law

Solicitation Material

This communication may be deemed to be solicitation material in connection with the proposals to be submitted to the Company’s stockholders at a meeting of stockholders seeking approval of certain matters in connection with the Proposed Transaction. In connection with the proposals, the Company may file with the SEC a registration statement on Form S-4 (the “S-4 Registration Statement”), which will include a proxy statement of the Company and a prospectus (the “Proxy Statement/Prospectus”). After the S-4 Registration Statement is declared effective, the Company will mail the definitive Proxy Statement/Prospectus to its stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE S-4 REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, OPIFEX, THE PROPOSED TRANSACTION AND THE PROPOSALS. Investors and security holders may obtain free copies of the S-4 Registration Statement, the Proxy Statement/Prospectus and other documents that the Company files with the SEC, when available, at the SEC’s website (www.sec.gov) or from the Company by accessing information included on the Company’s website (ir.shfinancial.org), which is not incorporated by reference herein.

Participants in the Solicitation

The Company, Opifex and their respective directors and certain of their respective executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Proposed Transaction. Information about the Company’s directors and executive officers, including their ownership of the Company’s securities, appears in the Company’s proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on May 8, 2026 (under the captions “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Discussion and Analysis”), and in its Annual Report on Form 10-K filed with the SEC on April 15, 2026. Changes in their holdings since those dates have been or will be reflected in Forms 3, 4, or 5 filed with the SEC. Information about Opifex’s directors and executive officers, and additional information about all participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available. These documents can be obtained free of charge as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: November 12, 2026	By:	/s/ Terrance Mendez
Terrance Mendez
Chief Executive Officer and Chief Financial Officer